SCHEDULE 14A INFORMATION

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Soliciting Material Pursuant to §240.14a-12

GEORESOURCES, INC.

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(Name of Registrant as Specified in its Charter)

NONE

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April 20, 2005

TO OUR SHAREHOLDERS:

You are cordially invited to attend our Annual Meeting of Shareholders to be held on Tuesday, June 7, 2005, at 2:00 p.m. Central Daylight Savings Time, at the Airport International Inn, Highway 2 & 85 North, Williston, North Dakota.  The other directors and officers join me in extending this invitation.

The formal matters to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.  In addition to the formal issues, a brief report of our operations will also be presented.

It is very important that your shares are represented at the meeting.  If you are unable to attend the meeting but have questions or comments about our operations, we would like to hear from you.

The form of proxy is enclosed.  To assure that your shares will be voted at the meeting, please complete and sign the enclosed postage paid proxy and return it promptly. No additional postage is required if mailed in the United States.  The giving of a proxy will not affect your right to vote in person if you attend the meeting.

Sincerely,

GEORESOURCES, INC.

/s/  J.P. Vickers

J.P. VICKERS

President

GeoResources, Inc.

1407 W. Dakota Parkway, Suite 1-B

Williston, ND  58801

___________________________________________________

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

To be held on June 7, 2005

___________________________________________________

TO OUR SHAREHOLDERS:

The 2005 Annual Meeting (the “Meeting”) of Shareholders of GeoResources, Inc. will be held at the Airport International Inn, Highway 2 & 85 North, Williston, North Dakota, on Tuesday, June 7, 2005, at 2:00 p.m., Central Daylight Savings Time, for the following purposes:

1.

To elect directors for the ensuing year;

2.

To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

Only shareholders of record at the close of business on April 20, 2005 are entitled to notice of and to vote at the meeting.

Shareholders are requested to sign and date the enclosed proxy and return it to our offices.  The proxy requires no postage if mailed in the United States.

By Order of the Board of Directors.

/s/  Cathy Kruse

CATHY KRUSE

Corporate Secretary

April 20, 2005

TABLE OF CONTENTS

Page #

INFORMATION CONCERNING SOLICITATION AND VOTING

2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

4

PROPOSAL NUMBER 1

6

ELECTION OF DIRECTORS

6

BOARD OF DIRECTORS

8

INDEPENDENCE OF DIRECTORS

8

COMMITTEES OF THE BOARD OF DIRECTORS

8

Audit Committee

8

Compensation and Nominating Functions

9

EXECUTIVE OFFICERS

10

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

11

COMPENSATION AND OTHER TRANSACTIONS

12

EXECUTIVE COMPENSATION

12

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

13

Option Grants in Last Fiscal Year

13

DIRECTOR COMPENSATION

14

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

14

INDEPENDENT PUBLIC ACCOUNTANTS

15

PRINCIPAL ACCOUNTANT FEES AND SERVICES

15

AUDIT COMMITTEE REPORT

15

SHAREHOLDER PROPOSALS

16

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

17

OTHER BUSINESS

17

ANNUAL REPORT TO SHAREHOLDERS

17

AVAILABILITY OF REPORT ON FORM 10-KSB

18

GeoResources, Inc.

1407 W. Dakota Parkway, Suite 1-B

Williston, ND  58801

PROXY STATEMENT

Annual Meeting of Shareholders To Be Held On June 7, 2005

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INFORMATION CONCERNING SOLICITATION AND VOTING

The accompanying proxy is solicited by our Board of Directors for use at our Annual Meeting of Shareholders to be held at 2 p.m. Central Daylight Savings Time on Tuesday, June 7, 2005, at the Airport International Inn, Highway 2 & 85 North, Williston, North Dakota, and for the following purposes:

1.

To elect directors for the ensuing year;

2.

To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and solicitation material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us.  Directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of revocation to our Secretary or by attending the meeting and voting in person.  At any time before the vote on a proposal, you can change your vote either by giving our Secretary a written notice revoking your proxy or by signing, dating, and returning to us a new proxy.  We will honor the proxy with the latest date.  If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted as instructed.  Proxies which are signed but which lack any voting instructions will be voted in favor of the slate of directors proposed by the Board of Directors and will be deemed to grant discretionary authority to vote upon any other matters properly before the meeting.

If your shares are held in “street name” by your broker, a bank, or other nominee, you will probably receive this proxy statement from them with instructions for voting your shares.  Please respond quickly so that they may represent you.

If your shares are held in the name of a broker, bank or other nominee, and you do not tell that person how to vote your shares (so-called “broker non-votes”), that person can vote them as it sees fit only on matters that self regulatory organizations determine to be routine.  Broker non-votes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any non-routine proposal.

The mailing address of our principal executive office is P. O. Box 1505, Williston, North Dakota 58802-1505.  This Proxy Statement and the accompanying proxy card were mailed to our shareholders on or about May 2, 2005.

Our Board of Directors fixed April 20, 2005 as the record date for the determination of shareholders entitled to vote at the meeting.  Persons who were not shareholders on that date will not be allowed to vote at the meeting.

At the close of business on April 20, 2005, there were issued and outstanding 3,723,977 shares of our Common Stock, par value $0.01 per share, our only class of voting securities.  A majority of the shares of Common Stock outstanding must be represented at the meeting in person or by proxy to constitute a quorum for the one proposal and for the transaction of any other business that is properly brought before the meeting.  On matters other than the election of directors, holders of the Common Stock are entitled to one vote per share held as of the record date.  With respect to the election of directors, each holder of Common Stock is entitled to cumulative voting rights, that is, to cast all of his votes (determined by multiplying the number of shares owned by the total number of other directors to be elected) for any one nominee or to distribute his votes among any two or more nominees.  There are no conditions precedent to the exercise of cumulative voting rights.  Discretionary authority to cumulate votes in the election of directors is solicited in this proxy statement.

In the election of directors, the six nominees with the highest number of votes cast in their favor will be elected as directors to our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of our Common Stock beneficially owned by each of our officers and directors and by all directors and officers as a group, as of April 20, 2005.  Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

CLASS OF SECURITIES	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF SHARES AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS

Common Stock, $.01 par value	Jeffrey P. Vickers, 1814 14th Ave. W. Williston, ND 58801	282,634 - Direct and Indirect(a)	7.6%

Common Stock, $.01 par value	Paul A. Krile, P. O. Box 329 Sioux Rapids, IA 50585	46,500 - Direct	1.2%

Common Stock, $.01 par value	Cathy Kruse, 723 W. 14th St. Williston, ND 58801	9,500 - Direct(c)	(b)

Common Stock, $.01 par value	H. Dennis Hoffelt, 9421 E. Desert Lake Sun Lakes, AZ 85248	39,000 - Direct and Indirect(d)	1.0%

Common Stock, $.01 par value	Connie R. Hval, 7400 3rd Ave. E. Williston, ND 58801	9,500 - Direct(e)	(b)

Common Stock, $.01 par value	Jeffrey B. Jennings, 1410 1st Ave. W. Williston, ND 58801	10,000 - Direct(f)	(b)

CLASS OF SECURITIES	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF SHARES AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS

Common Stock, $.01 par value	Duane Ashley, 910 15th St. W. Williston, ND 58801	--	--

Common Stock, $.01 par value	Nick Voller, 222 University Ave. Williston, ND 58801	--	--

Common Stock, $.01 par value	Officers and Directors as a Group- (eight persons)	397,134 - Direct and Indirect	10.7%

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(a)

Includes 139,634 shares owned directly by Mr. Vickers, 72,000 shares held jointly with his wife, Nancy J. Vickers.  Also included are 71,000 shares that may be purchased by Mr. Vickers under presently exercisable stock options granted pursuant to our 1993 Employees’ Incentive Stock Option Plan.

(b)

Less than 1%.

(c)

Included are 9,500 shares which may be purchased by Ms. Kruse under presently exercisable stock options granted pursuant to our 1993 Employees’ Incentive Stock Option Plan.

(d)

Mr. Hoffelt has sole voting and investment power over 11,500 of shares and has shared voting and investment powers over the remaining 27,500 shares.

(e)

Included are 9,500 shares which may be purchased by Ms. Hval under presently exercisable stock options granted pursuant to our 1993 Employees’ Incentive Stock Option Plan.

(f)

Included are 9,500 shares which may be purchased by Mr. Jennings under presently exercisable stock options granted pursuant to our 1993 Employees’ Incentive Stock Option Plan.

We are not aware of any arrangements which could, at a subsequent date, result in a change in control of the company.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Our Articles of Incorporation provide that the number of directors shall not be less than three nor more than ten.  Our Bylaws allow the Board to set the number of directors subject to our Articles of Incorporation’s parameters.  In previous years, our Board has consisted of five members.  In March 2004, in order to meet Board and Audit Committee requirements of the Securities and Exchange Commission and the Nasdaq Stock Market, we expanded our Board to six members.  In the election of directors, each proxy will be voted for each of the nominees listed in the table below (with discretionary authority to cumulate votes) unless the proxy withholds authority to vote for one or more of the nominees. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be duly elected and shall qualify.

If, prior to the meeting, it should become known to the Board of Directors that any one of the nominees named below will be unable to serve as a director after the meeting, the proxy will be voted for substitute nominee(s) selected by the Board of Directors.  The Board has no reason to believe that any of the nominees will be unable to serve.  In the election of directors, the number of nominees equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors.

The following table provides certain information with respect to our nominees for directors.

NAME OF NOMINEE	AGE	CURRENT POSITION(S) WITH THE COMPANY AND BUSINESS EXPERIENCE DURING PAST FIVE YEARS	DIRECTOR SINCE

H. Dennis Hoffelt	63	Director; President and Chief Operations Officer of Triangle Electric, Inc., Williston, North Dakota, an electrical contracting firm; from 1975 to 1997.	1967; except for 1986

Jeffrey P. Vickers	52	President and Director since January 1983 and June 1982, respectively.	1982

Cathy Kruse	50	Secretary since October 1981; Treasurer, October 1981 to May 1985 and June 1990 to June 2000. Director since June 1996. Office Manager since May 1981.	1996

NAME OF NOMINEE	AGE	CURRENT POSITION(S) WITH THE COMPANY AND BUSINESS EXPERIENCE DURING PAST FIVE YEARS	DIRECTOR SINCE

Paul A. Krile	76	Director; President and owner of Ranco Fertiservice, a manufacturer of dry fertilizer handling equipment, for over five years.	1997

Duane Ashley	56	Director; Senior Salesman for GRACO Fishing and Rental Tool, Inc., or Weatherford Enterra, Inc. for over five years.	1999

Nick Voller	54	Director; Partner with Voller Brakey Stillwell & Suess, PC, a CPA firm for over five years.	2004

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.

BOARD OF DIRECTORS

During the fiscal year ended December 31, 2004, our Board of Directors held five meetings.  In addition, the Board acts from time to time by unanimous written consent in lieu of holding a meeting.  During the fiscal year ending December 31, 2004, the Board conducted one meeting by unanimous written consent.  All directors attended 100% of the meetings.

While we do not have a formal policy regarding our Board members’ attendance at the annual meeting of shareholders, we have historically scheduled a meeting of the Board of Directors on the same day as our annual meeting so our Board members typically attend the annual meeting of shareholders.  In 2004, all members of our Board of Directors attended our annual meeting of shareholders.

Independence of Directors

Rules of the Nasdaq Stock Market require that a majority of the Board of Directors be independent directors, as defined in Nasdaq Rule 4200(a)(15).  In March 2005, we reviewed the independence of our directors.  During this review, the Board of Directors considered transactions and relationships between each director, or any member of his family, and us and our subsidiaries.  As a result of this review, the Board of Directors has determined that a majority of the directors who have been nominated for re-election are independent under Nasdaq Rules.  Our independent directors are: Messrs. Ashley, Hoffelt, Krile, and Voller.

Committees of the Board of Directors

To assist it in carrying out its duties, the Board has delegated certain authority to an audit committee whose functions are described below:

Audit Committee

Members at March 31, 2005: Directors Hoffelt, Krile and Voller (Chairman)

Number of Meetings in 2004: four

Functions:

-

Assists the Board in fulfilling its oversight responsibilities as they relate to the Company’s accounting policies, internal controls, financial reporting practices and legal and regulatory compliance;

-

Hires the independent auditors;

-

Monitors the independence and performance of the Company’s independent auditors and internal auditors;

-

Maintains, through regularly scheduled meetings, a line of communication between the Board and the Company’s financial management, internal auditors and independent auditors; and

-

Oversees compliance with the Company’s policies for conducting business, including ethical business standards.

The Board of Directors adopted an Audit Committee Charter in 2000 and subsequently amended and restated the Charter in March, 2004.

Our Board of Directors has determined that Mr. Voller qualified as an “audit committee financial expert” as that term is defined in the rules of the Securities and Exchange Commission.

Our Common Stock is quoted on the Nasdaq SmallCap Market.  Pursuant to Nasdaq rules, the Audit Committee is to be comprised of three or more directors as determined by the Board of Directors, each of whom shall be “independent”.  Our Board of Directors has determined that all members of the Audit Committee are independent, as defined in the listing standards of the Nasdaq Stock Market and the rules of the SEC.

Compensation and Nominating Functions

Our Board of Directors does not maintain a nominating committee with respect to identifying, evaluating or recommending candidates for our Board of Directors, nor does it maintain a compensation committee to administer our compensation plans and oversee executive compensation.  Instead, these functions are performed by the full Board of Directors.  Our Board does not maintain these committees for the following reasons:

-

We are a small company with only 11 full-time employees, all of whom are located in Williston, North Dakota.

-

Many boards of directors of large companies, due to the large number of directors they maintain, find it necessary to delegate their duties to committees in order to dispense their duties in an orderly fashion.  As a small company, our Board currently consists of six directors.  Thus, your Board believes it is not necessary or warranted for our Board to delegate duties to committees of the Board.

-

As four of our six directors are independent, we believe that the nominating and compensation duties of the Board can be accomplished in a disinterested manner by our entire Board of Directors.

In compliance with rules and regulations of the Nasdaq Stock Market, nominees for our Board of Directors and executive compensation must be approved by a majority of our independent directors.

CODE OF ETHICS

Our Board of Directors has adopted a Code of Business Conduct and Ethics (“Code”), which is posted on our web site located at www.geoi.net. You may also obtain a copy of our Code by requesting a copy in writing at 1407 West Dakota Parkway, Suite 1-B, Williston, North Dakota  58801 or by calling us at (701) 572-2020.

Our Code provides general statements of our expectations regarding ethical standards that we expect our directors, officers and employees to adhere to while acting on our behalf. Among other things, the Code provides that:

-

We will comply with all laws, rules and regulations;

-

Our directors, officers and employees are to avoid conflicts of interest and are prohibited from competing with us or personally exploiting our corporate opportunities;

-

Our directors, officers and employees are to protect our assets and maintain our confidentiality;

-

We are committed to promoting values of integrity and fair dealing; and

-

We are committed to accurately maintaining our accounting records under generally accepted accounting principles and timely filing our periodic reports.

Our Code also contains procedures for our employees to report, anonymously or otherwise, violations of the Code.

EXECUTIVE OFFICERS

The Company’s executive officers as of April 20, 2005, were as follows:

NAME AND AGE	POSITION(S) WITH THE COMPANY	PERIOD OF SERVICE AS A DIRECTOR OR OFFICER

Jeffrey P. Vickers Age: 52	President and Director	Since 1982 (director); and since 1983 (officer)

Jeffrey B. Jennings Age: 48	Vice President of Land and Finance	Since June 2000

Cathy Kruse Age: 50	Secretary and Director	Since October 1981 (officer); and since June 1996 (director)

Connie R. Hval Age: 44	Treasurer	Since June 2000

All of the directors’ terms expire at the next annual meeting of shareholders or when their successors have been elected and qualified.  Our executive officers serve at the discretion of the Board of Directors.

Jeffrey P. Vickers received a Bachelor of Science degree in Geological Engineering with a Petroleum Engineering option from the University of North Dakota in 1978.  In 1979, Mr. Vickers joined Amerada Hess Corporation as an Associate Petroleum Engineer in the Williston Basin.  In 1981, Mr. Vickers was employed by us as our Drilling and Production Manager where he was responsible for providing technical assistance and supervision of drilling and production operations and generated development drilling programs.  He became our President on January 1, 1983.  In June 1982, Mr. Vickers became a director.

Jeffrey B. Jennings is Vice President of Land and Finance.  Mr. Jennings received a Bachelor of Science in Geological Engineering in 1980 and a Master of Science in Mineral Economics in 1992, from the Colorado School of Mines.  He was a consultant for us for two years prior to his employment with us in January 1996.

Cathy Kruse is our Secretary and business office manager.  Ms. Kruse graduated from the Atlanta College of Business in 1977 and was employed as a Legal Assistant for four years prior to her employment with us in May 1981.  In June 1996, Ms. Kruse became a director.

Connie R. Hval is our Treasurer and comptroller.  Ms. Hval graduated from the University of North Dakota – Williston in December 1980 and became employed with us in January 1981.

H. Dennis Hoffelt has been President and Chief Operating Officer of Triangle Electric Inc., Williston, North Dakota, an electrical contracting firm, from 1975 to 1997.  He served as one of our directors from 1967 through June of 1986 and was elected as a director again in 1987.

Paul A. Krile has been one of our directors since June 1997.  He has been the President and owner of Ranco Fertiservice, a manufacturer of dry fertilizer handling equipment, headquartered in Sioux Rapids, Iowa for more than the last five years.

Nick Voller has been one of our directors since March 2004.  For over the past five years, he has been a partner with Voller Brakey Stillwell & Suess, P.C. a CPA firm located in Williston, ND.

Duane Ashley has been one of our directors since June 1999.  He has been a Senior Salesman for GRACO Fishing and Rental Tool, Inc. and Weatherford Enterra Inc. for over the past five years.

Cathy Kruse is the sister-in-law of Jeffrey P. Vickers.  No other family relationship exists between or among any of the officers or nominees.  There are no arrangements or understandings between any of the directors or nominees and any other person pursuant to which any person was or is to be elected as a director or nominee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock.  Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  To our knowledge, based solely on review of the copies of such reports furnished to us during fiscal year 2004, all executive officers, directors and greater than 10% beneficial owners complied with the Section 16(a) filing requirements.

COMPENSATION AND OTHER TRANSACTIONS

Executive Compensation

Summary Compensation Table

The following table presents the aggregate compensation which was earned by our Chief Executive Officer for each of the past three years.  We do not have an employment contract with any of our executive officers.  Jeffrey P. Vickers is our only employee who earned total annual salary and bonus in excess of $100,000.  There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year covered by any table, other than what is set forth in the following table.

					LONG TERM COMPENSATION
	ANNUAL COMPENSATION				AWARDS		PAYOUTS
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	OTHER ANNUAL COMPEN-SATION	RESTRICTED STOCK AWARD(S) ($)	SECURITIES UNDERLYING OPTIONS SARS(#)	LTIP PAYOUTS ($)	ALL OTHER COMPEN-SATION ($)

Jeffrey	2004	$ 91,275	-0-	-0-	N/A	-0-	N/A	$ 12,248
P.	2003	$ 91,700	-0-	-0-	N/A	-0-	N/A	$ 9,250
Vickers	2002	$ 90,849	-0-	-0-	N/A	-0-	N/A	$ 4,542
CEO

In the preceding table, the column titled “All Other Compensation” is comprised entirely of profit sharing amounts and the 401(k) Company matching funds discussed below.

If we achieve net income in a fiscal year, our Board of Directors may determine to contribute an amount based on our profits to the Employees’ Profit Sharing Plan and Trust (the “Profit Sharing Plan”).  An eligible employee may be allocated up to 15% of his other compensation depending upon the total contribution to the Profit Sharing Plan.  A total of 20% of the amount allocated to an individual vests after three years of service, 40% after four years, 60% after five years, 80% after six years and 100% after seven or more years.  On retirement, an employee is eligible to receive the vested amount.  On death, 100% of the amount allocated to an individual is payable to the employee’s beneficiary. We made total contributions to the Profit Sharing Plan, matching and discretionary, for the years ended December 31, 2004, 2003 and 2002 of $63,421, $49,593, and $26,019, respectively.  As of December 31, 2004, vested amounts in the Profit Sharing Plan for all officers as a group was approximately $480,251.

Effective July 1, 1997, we executed an Adoption Agreement Nonstandardized Code 401(k) Profit Sharing Plan that incorporated a 401(k) Plan into the existing Profit Sharing Plan.  This retirement plan was amended and updated to comply with legislative changes effective September 30, 2003.  Eligible employees are allowed to defer up to 15% of their compensation and we match up to 5%.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table summarizes for our Chief Executive Officer (i) the total number of shares received upon exercise of stock options during the fiscal year ended December 31, 2004, (ii) the aggregate dollar value realized upon such exercise, (iii) the total number of unexercised options, if any, held at December 31, 2004, and (iv) the value of unexercised in-the-money options, if any, held at December 31, 2004.

In-the-money options are options where the fair market value of the underlying securities exceeds the exercise or base price of the option.  The aggregate value realized upon exercise of a stock option is the difference between the aggregate exercise price of the option and the fair market value of the underlying stock on the date of exercise.  The value of unexercised, in-the-money options at fiscal year-end is the difference between the exercise price of the option and the fair market value of the underlying stock on December 31, 2004, which was $3.06 per share.  With respect to unexercised, in-the-money options, the underlying options have not been exercised, and actual gains, if any, on exercise will depend on the value of our Common Stock on the date of exercise.

NAME	SHARES ACQUIRED ON EXERCISE(#)	VALUE REALIZED($)	NUMBER OF UNEXERCISED OPTIONS/SARS AT FY-END(#) EXERCISABLE/ UNEXERCISABLE	VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS/SARS AT FY-END($) EXERCISABLE/ UNEXERCISABLE

Jeffrey P. Vickers, CEO	-0-	-0-	71,000/0	$ 51,120/0

Option Grants in Last Fiscal Year

We did not grant any options in 2004.  Our 1993 Employees’ Incentive Stock Option Plan (the “Plan”) expired in 2003.  Nonetheless, all options outstanding under that plan remain exercisable until they are cancelled or expired pursuant to their terms.

If within the duration of any of the remaining outstanding options, there is a corporate merger consolidation, acquisition of assets or other reorganization and if this transaction affects the optioned stock, the optionee will thereafter be entitled to receive upon exercise of his option those shares or securities that he would have received had the option been exercised prior to the transaction and the optionee had been a stockholder with respect to such shares.

Our Board of Directors administers the remaining outstanding options Plan.  A total of 300,000 shares were reserved for issuance under the Plan.  Of the 300,000 reserved shares, 24,000 shares were issued under the Plan, and as noted above, options for 166,000 shares remain outstanding until they expire pursuant to their terms (or are previously exercised).

In 2004, the Company adopted the 2004 Employees’ Stock Incentive Plan.  The Plan reserves 300,000 shares of the Company’s common stock for either nonstatutory options or incentive stock options that may be granted pursuant to the terms of the plan.  Under the terms of the plan, the option price can not be less than 100% of the fair market value of the Company’s common stock on the date of grant, and if the optionee owned more than 10% of the fair market voting stock, the option price per share can not be less than 110% of the fair market value.  No options have been granted under the 2004 plan.

Director Compensation

We pay each director who is not also an employee $200 per month and reimburse the directors for travel expenses.  Each director who is also on the audit committee receives an additional $100 per month.

Employment Contracts and Termination of Employment Arrangements

We have no employment contracts in place with any of our executive officers.  We also have no compensatory plan or arrangement with respect to any executive officer where such plan or arrangement will result in payments to such officer upon or following his resignation, retirement, or other termination of employment with us and our subsidiaries, or as a result of a change-in-control of the Company or a change in the executive officers’ responsibilities following a change-in-control.

INDEPENDENT PUBLIC ACCOUNTANTS

Our independent public accounting firm is Richey, May & Co., P. C., (“Richey”), of Englewood, Colorado.  Richey audited our accounts for the 2003 and 2004 fiscal years.  Richey is expected to be our independent auditor for 2005.  A representative of Richey may be present at the meeting and, if present, will respond to approximate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

During 2004 and 2003, we paid the following fees to our principal accountants:

	2004	2003
Audit Fees	$ 25,500	$ 24,300
Audit Related Fees	958	1,476
Tax Fees	4,007	4,487
All Other Fees (1)	3,400	4,250
	$ 33,865	$ 34,513

(1)

Services relating to review of our Quarterly Reports on Form 10-QSB and SFAS 143 research.

To help assure independence of the independent auditors, the Audit committee has established a policy whereby all audit, review, attest and non-audit engagements of the principal auditor or other firms must be approved in advance by the Audit Committee; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable Securities and Exchange Commission rules.  This policy is set forth in our Amended Audit Committee charter.  Of the fees shown in the table which were paid to our principal accountants in 2004, 100% were approved by the Audit Committee.  SEC regulations and company policy did not require pre-approval for non-audit services prior to 2003.

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of our financial management, independent auditors and financial reporting procedures.  An amended Audit Committee Charter was adopted in 2004.  Our management is responsible for preparing our financial statements, and the independent auditors are responsible for auditing those financial statements.  The Audit Committee is responsible for overseeing the conduct of these activities by our management and the independent auditors.  In this context, the Audit Committee has met and held discussions with management and the independent auditors.  Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including auditor independence.  The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that our auditors are in fact “independent”.

The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee and the independent auditors have discussed the auditors’ independence from the company and its management, including the matters in those written disclosures. Additionally, the Audit Committee considered the fees and costs billed and expected to be billed by the independent auditors for our audit services.  The Audit Committee has discussed with management the procedures for selection of consultants and the related competitive bidding practices and fully considered whether those services provided by the independent auditors are compatible with maintaining auditor independence.

The Audit Committee has discussed with the independent auditors, with and without management present, their evaluations of our internal accounting controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors and the Board has approved, the inclusion of the audited financial statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved the selection of Richey, May & Co., P.C. as our independent auditors for 2005.

The Audit Committee

Nick Voller

H. Dennis Hoffelt

Paul A. Krile

SHAREHOLDER PROPOSALS

Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2006 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 1407 West Dakota Parkway, Suite 1-B, Williston, North Dakota  58801 by December 5, 2005.  The proposal should be sent to the attention of our Secretary.

The SEC also sets forth procedures under which shareholders may make proposals outside of the process described above in order for a shareholder to nominate persons for election as Directors or to introduce an item of business at an Annual Meeting of Shareholders.  These procedures require that shareholders must submit nominations or items of business in writing to the Secretary of the Company at our principal executive offices.  We must receive the notice of your intention to introduce a nomination or to propose an item of business at our 2006 Annual Meeting no later than 45 days in advance of the 2006 Annual Meeting if it is being held within 30 days preceding the anniversary date (June 7, 2005) of this year’s meeting.

For any other meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of the meeting.  These requirements are separate from and in addition to the SEC’s requirements described in the first paragraph of this section relating to including a proposal in our proxy statements.

Our Annual Meeting of Shareholders is generally held on the second Tuesday of June.  Assuming that our 2006 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by, April 5, 2006.

In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by certified mail-return receipt requested.  Such proposals must also meet the other requirements established by the Securities and Exchange Commission for shareholder proposals.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Because of our small size, to date we feel it is not necessary to develop formal processes by which shareholders may communicate directly with directors.  Instead, we believe that our informal process by which any communication sent to the Board of Directors either generally or in care of a corporate officer, has served our shareholders’ needs. In view of recently adopted SEC disclosure requirements related to this issue, the Board of Directors expects to review in the coming months whether more specific procedures are required. Until any other procedures are developed and posted on our web site at www.geoi.net, any communication to the Board of Directors may be mailed to the Board, in care of our Secretary, at 1407 West Dakota Parkway, Suite 1-B, Williston, North Dakota 58801.  Shareholders should clearly note on the mailing envelope that the letter is a “Shareholder-Board Communication.”  All such communications should identify the author as a shareholder and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. Our Secretary will make copies of all such communications and circulate them to the appropriate director or directors.

OTHER BUSINESS

We know of no other matters to be presented at the meeting.  If any other matter properly comes before the meeting, the appointed proxies will vote the proxies in accordance with their best judgment.

ANNUAL REPORT TO SHAREHOLDERS

A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2004, accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement.  No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

AVAILABILITY OF REPORT ON FORM 10-KSB

We will provide at no charge a copy of our Annual Report on Form 10-KSB for the Year Ended December 31, 2004, as filed with the Securities and Exchange Commission, to any beneficial owner of shares entitled to vote at the meeting.  Please address your request to the attention of the Secretary, GeoResources, Inc., P.O. Box 1505, Williston, North Dakota 58802-1505.

By order of The Board of Directors

GEORESOURCES, INC.

/s/ Cathy Kruse

CATHY KRUSE

Corporate Secretary

Williston, North Dakota

Dated:  April 20, 2005

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

GEORESOURCES, INC.

June 7, 2005

The undersigned shareholder of GeoResources, Inc., acknowledges receipt of the Proxy Statement and Notice of Annual Meeting of Shareholders to be held on Tuesday, June 7, 2005, at 2:00 p.m. local time in the Airport International Inn, Highway 2 & 85 North, Williston, North Dakota and hereby appoints H. Dennis Hoffelt and J.P. Vickers, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Meeting and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof.  The above-named Attorneys and Proxies are instructed to vote all of the undersigned’s shares as follows:

1.

Election of Directors:

[   ]

FOR all nominees listed below (except as listed to the contrary below), with discretionary authority to cumulate votes unless a different distribution of votes is indicated by marking after the nominee’s name.

H. Dennis Hoffelt	Jeffrey P. Vickers	Duane Ashley	Paul Krile	Nick Voller	Cathy Kruse

 INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee’s name in the line spaces provided.

[   ]

WITHHOLD AUTHORITY to vote for all nominees listed above.

2.

Transaction of such other matters as may properly come before the Meeting and any adjournments thereof.

[   ]

FOR

[   ]

AGAINST

[   ]

ABSTAIN

YOU MAY VOTE IN FAVOR OF ALL THE ABOVE PROPOSALS WITHOUT CHECKING ANY OF THE ABOVE BOXES BY MERELY SIGNING, DATING AND RETURNING THIS PROXY.  IF THIS PROXY IS PROPERLY EXECUTED AND ANY OF THE ABOVE BOXES ARE CHECKED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER

PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY.

Date:__________________________________2005 No. of Shares:______________

Sign Here:____________________________________________________________

_____________________________________________________________________
Signature(s) of Shareholder(s)
Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and fiduciaries should so indicate when signing.